Exhibit (17)(a)

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11717	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.
To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call (855) 486-7901
	3)	Follow the instructions.
To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Proposals	For	Against	Abstain

PROPOSAL:

To consider and vote upon the approval of an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Cohen & Steers Global Income Builder, Inc. (“INB”) to Cohen & Steers Infrastructure Fund, Inc. (“UTF”) in exchange for shares of common stock of UTF and the assumption by UTF of all of the liabilities of INB, the distribution of such UTF shares to the stockholders of INB in complete liquidation of INB and deregistration of INB as an investment company pursuant to the Investment Company Act of 1940, and dissolution of INB in accordance with the Maryland General Corporate Law, all as described in more detail in the attached Proxy Statement/Prospectus.

	☐	☐	☐

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Stockholders of INB of record at the close of business on August 19, 2019 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

The shares of stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, the shares will be voted FOR the proposal. The Board of Directors recommends a vote FOR the proposal.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Exhibit (17)(a)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

COHEN & STEERS GLOBAL INCOME BUILDERS, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Dana A. DeVivo and Albert Laskaj (or, if only one shall act, then that one) proxies, with full power of substitution in each of them, to vote all the stock of the Fund referenced on the reverse side of card registered in the name of the undersigned at the Special Meeting of Stockholders to be held at 280 Park Avenue, 10th floor, New York, New York 10017 on November 15, 2019 at 10:00 a.m., Eastern time, and at any postponements or adjournments thereof, and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund and date. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

Exhibit (17)(a)

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11717	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.
To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call (855) 486-7901
	3)	Follow the instructions.
To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Proposals		For	Against	Abstain
PROPOSAL:	To consider and vote upon the approval of an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Cohen & Steers Global Income Builder, Inc. (“INB”) to Cohen & Steers Infrastructure Fund, Inc. (“UTF”) in exchange for shares of common stock of UTF and the assumption by UTF of all of the liabilities of INB, the distribution of such UTF shares to the stockholders of INB in complete liquidation of INB and deregistration of INB as an investment company pursuant to the Investment Company Act of 1940, and dissolution of INB in accordance with the Maryland General Corporation Law, all as described in more detail in the attached Proxy Statement/Prospectus.	☐	☐	☐

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Stockholders of INB of record at the close of business on August 19, 2019 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

The shares of stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, the shares will be voted FOR the proposal. The Board of Directors recommends a vote FOR the proposal.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Exhibit (17)(a)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Dana A. DeVivo and Albert Laskaj (or, if only one shall act, then that one) proxies, with full power of substitution in each of them, to vote all the stock of the Fund referenced on the reverse side of card registered in the name of the undersigned at the Special Meeting of Stockholders to be held at 280 Park Avenue, 10th floor, New York, New York 10017 on November 15, 2019 at 10:00 a.m., Eastern time, and at any postponements or adjournments thereof, and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund and date. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)